SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2004

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                      024996                 13-3645702
 (State or other jurisdiction of     (Commission file        (I.R.S. employer
  incorporation or organization)         number)            identification no.)




            805 Third Avenue,
         New York, New York 10022                                10022
 (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (212) 271-7640





         (Former name or former address, if changed since last report.)



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ITEM 5.     Other Events and Regulation FD Disclosure

            On April 20, 2004, the registrant completed a private placement with institutional and accredited investors and issued 2,831,707 shares of its class A common stock and warrants to purchase 849,507 shares of its class A common stock for gross proceeds of $4,955,487. The proceeds will be used for general corporate purposes. The warrants are exercisable for five years commencing on October 20, 2004 at an exercise price of $2.22 per share, equal to the closing bid price of the class A common stock on the day prior to the day the binding private placement agreement was executed and delivered. The number of shares of class A common stock issuable upon exercise of the warrants is subject to appropriate adjustment for stock splits, combinations and dividends. The registrant has agreed to file a registration statement covering the resale of the shares of class A common stock issued in the private placement and issuable upon exercise of the warrants within 30 days and to use its commercially reasonable efforts to have the registration statement declared effective in 120 days. If the registration statement is not filed within 30 days, or declared effective by the Securities and Exchange Commission within 120 days, the registrant is obligated to pay certain liquidated damages to the purchasers in the private placement. Duncan Capital LLC acted as the registrant's placement agent in connection with the private placement and received fees of $396,439 in cash and warrants to purchase 283,170 shares of class A common stock. These warrants contain the same terms and conditions as the warrants issued to the investors in the private placement.

            The foregoing description of the private placement is qualified in its entirety by reference to the Securities Purchase Agreement, Warrant Agreement and Registration Rights Agreement the registrant executed and delivered in connection with the private placement, forms of which are filed as exhibits to this Current Report on Form 8-K and are hereby incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      Exhibit No. Description
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      4.1         Form of Warrant dated April 20, 2004

      10.1 Form of Securities Purchase Agreement dated as of April 15, 2004 by and among registrant and the purchasers named therein.

      10.2 Form of Registration Rights Agreement dated as of April 20, 2004 by and among registrant and the purchasers named therein.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2004

                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Walter M. Psztur
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                                          Walter M. Psztur
                                          Chief Financial Officer



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